Nationwide Life Insurance Company: • Nationwide Variable Account – 12

Prospectus supplement dated February 10, 2010

to Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On November 2, 2009 transfers into the following income benefit options associated with the 7% Lifetime Income Option were restricted:

•	Ivy Funds Variable Insurance Portfolios, Inc. – Pathfinder Moderately Aggressive
•	Nationwide Variable Insurance Trust – NVIT Investor Destinations Capital Appreciation Fund: Class II

Effective March 1, 2010, those restrictions will be removed.  Any asset rebalancing program in which your contract participates that includes either or both of these income benefit investment options will continue to rebalance.  Additionally, you will be permitted to increase the percentage of contract value that is rebalanced into these income benefit investment options.

For further information or forms, please contact Nationwide at the address and phone number shown on page 1 of your prospectus, or visit www.nationwide.com.